UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-04304

Exact name of registrant as specified in charter:	Delaware Group® Government Fund

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	July 31

Date of reporting period:	April 30, 2011

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Core Plus Bond Fund

April 30, 2011

		Principal	Value
		Amount°	(U.S. $)
Agency Collateralized Mortgage Obligations – 3.41%
Fannie Mae Grantor Trust
Series 2001-T10 A1 7.00% 12/25/41	USD	$163,173	$180,763
Series 2002-T1 A2 7.00% 11/25/31		89,757	100,938
Fannie Mae Interest Strip Series 35-2 12.00% 7/1/18		44,179	51,412
Fannie Mae REMICs
Series 1988-15 A 9.00% 6/25/18		781	892
Series 1996-46 ZA 7.50% 11/25/26		101,297	113,739
Series 2002-83 GH 5.00% 12/25/17		465,000	505,523
•Fannie Mae Whole Loan Series 2002-W1 2A 7.231% 2/25/42		92,300	104,421
Freddie Mac REMICs
Series 2557 WE 5.00% 1/15/18		300,000	328,664
Series 2662 MA 4.50% 10/15/31		61,334	63,867
Series 3131 MC 5.50% 4/15/33		200,000	217,832
Series 3173 PE 6.00% 4/15/35		325,000	360,495
Series 3337 PB 5.50% 7/15/30		215,000	219,843
Series 3656 PM 5.00% 4/15/40		235,000	246,512
wFreddie Mac Structured Pass Through Securities Series T-42 A5 7.50% 2/25/42		34,849	40,774
GNMA
Series 2010-42 PC 5.00% 7/20/39		545,000	566,170
Series 2010-113 KE 4.50% 9/20/40		245,000	248,464
NCUA Guaranteed Notes Series 2010-C1 A2 2.90% 10/29/20		80,000	79,038
Total Agency Collateralized Mortgage Obligations (cost $3,283,195)			3,429,347

Agency Mortgage-Backed Securities – 16.03%
Fannie Mae 10.50% 6/1/30		11,034	13,102
•Fannie Mae ARM
4.991% 8/1/35		104,604	110,971
5.142% 11/1/35		96,349	102,722
6.239% 7/1/36		211,760	227,020
Fannie Mae S.F. 15 yr
4.00% 7/1/25 to 11/1/25		1,040,456	1,080,661
5.00% 5/1/21		165,322	178,068
8.00% 10/1/16		79,367	87,849
Fannie Mae S.F. 15 yr TBA
3.50% 5/1/26		500,000	506,016
4.50% 5/1/26		600,000	633,187
Fannie Mae S.F. 20 yr 5.50% 8/1/28		558,050	602,417
Fannie Mae S.F. 30 yr
5.00% 12/1/36 to 7/1/40		767,633	812,890
6.00% 11/1/37		440,833	483,819
8.00% 2/1/30		21,606	25,260
10.00% 7/1/20 to 2/1/25		169,696	190,968
Fannie Mae S.F. 30 yr TBA
4.00% 5/1/41		1,500,000	1,492,734
5.50% 5/1/41		2,340,000	2,518,425
6.00% 5/1/41		4,990,000	5,456,257
•Freddie Mac ARM
5.646% 7/1/36		69,416	72,840
5.804% 10/1/36		181,782	194,854
Freddie Mac S.F. 15 yr
4.50% 7/1/24		352,201	371,606
5.00% 6/1/18 to 1/1/24		167,374	179,099
5.50% 8/1/23		109,180	118,246
Freddie Mac S.F. 30 yr
8.00% 5/1/31		142,043	167,819
10.00% 1/1/19		12,137	13,830
11.50% 6/1/15 to 3/1/16		30,080	34,636
GNMA I GPM
11.00% 3/15/13		4,527	4,560
12.25% 3/15/14		5,446	5,491

GNMA I S.F. 15 yr 6.50% 7/15/14	38,040	41,644
GNMA I S.F. 30 yr
7.50% 1/15/32	14,728	17,196
8.00% 5/15/30	13,611	16,074
9.50% 10/15/19 to 3/15/23	40,716	47,978
10.00% 9/15/18	9,086	10,118
11.00% 8/15/15 to 9/15/15	12,220	12,430
11.50% 7/15/15	2,359	2,377
12.00% 2/15/13 to 11/15/15	76,214	79,864
12.50% 11/15/13 to 1/15/16	28,638	29,225
GNMA II GPM 10.75% 3/20/16	5,165	5,202
GNMA II S.F. 30 yr
7.50% 9/20/30	22,452	26,093
8.00% 6/20/30	11,505	13,551
10.00% 11/20/15 to 6/20/21	30,745	35,829
10.50% 3/20/16 to 2/20/21	43,615	49,244
11.00% 5/20/15 to 7/20/19	1,005	1,012
12.00% 3/20/14 to 5/20/15	4,979	5,276
12.50% 10/20/13 to 7/20/15	18,023	19,136
Total Agency Mortgage-Backed Securities (cost $15,783,119)		16,097,596

Commercial Mortgage-Backed Securities – 7.22%
#American Tower Trust Series 2007-1A AFX 144A 5.42% 4/15/37	300,000	323,739
Bank of America Commercial Mortgage Securities
•Series 2004-3 A5 5.441% 6/10/39	160,000	173,389
Series 2004-5 A3 4.561% 11/10/41	339,717	343,043
•Series 2005-1 A5 5.162% 11/10/42	80,000	86,884
•Series 2005-6 A4 5.195% 9/10/47	40,000	43,807
•Series 2006-2 A4 5.734% 5/10/45	115,000	128,046
Series 2006-4 A4 5.634% 7/10/46	200,000	220,441
Bear Stearns Commercial Mortgage Securities
•Series 2005-PW10 A4 5.405% 12/11/40	240,000	261,776
•Series 2005-T20 A4A 5.148% 10/12/42	350,000	381,861
•Series 2006-PW12 A4 5.722% 9/11/38	55,000	61,146
Series 2007-PW15 A4 5.331% 2/11/44	330,000	352,603
#CFCRE Commercial Mortgage Trust Series 2011-C1 A2 144A 3.759% 4/15/44	100,000	102,117
w•Commercial Mortgage Pass Through Certificates Series 2005-C6 A5A 5.116% 6/10/44	210,000	227,621
#•Credit Suisse First Boston Mortgage Securities Series 2001-SPGA A2 144A 6.515% 8/13/18	255,000	258,210
•Credit Suisse Mortgage Capital Certificates Series 2006-C1 AAB 5.54% 2/15/39	110,211	116,952
#•DBUBS Mortgage Trust Series 2011-LC1A C 144A 5.557% 11/10/46	100,000	103,131
#FDIC Structured Sale Guaranteed Notes Series 2010-C1 A 144A 2.98% 12/6/20	104,295	105,141
Goldman Sachs Mortgage Securities II
•*Series 2004-GG2 A6 5.396% 8/10/38	405,000	439,268
Series 2005-GG4 A4A 4.751% 7/10/39	350,000	374,460
•Series 2006-GG6 A4 5.553% 4/10/38	435,000	473,952
#Series 2010-C1 A2 144A 4.592% 8/10/43	145,000	149,213
#•Series 2010-C1 C 144A 5.635% 8/10/43	200,000	208,402
•Greenwich Capital Commercial Funding Series 2005-GG5 A5 5.224% 4/10/37	340,000	366,586
JPMorgan Chase Commercial Mortgage Securities
Series 2002-C2 A2 5.05% 12/12/34	200,000	208,441
•Series 2005-LDP4 A4 4.918% 10/15/42	150,000	161,131
•Series 2005-LDP5 A4 5.203% 12/15/44	100,000	109,446
Lehman Brothers-UBS Commercial Mortgage Trust Series 2004-C1 A4 4.568% 1/15/31	180,000	190,706
Merrill Lynch Mortgage Trust Series 2005-CIP1 A2 4.96% 7/12/38	150,640	152,236
Morgan Stanley Capital I
Series 2005-HQ6 A4A 4.989% 8/13/42	492,000	532,435
•Series 2007-T27 A4 5.641% 6/11/42	275,000	306,222
#OBP Depositor Trust Series 2010-OBP A 144A 4.646% 7/15/45	120,000	124,857
#TimberStar Trust Series 2006-1A A 144A 5.668% 10/15/36	155,000	167,840
Total Commercial Mortgage-Backed Securities (cost $6,278,029)		7,255,102

Convertible Bonds – 0.47%
ϕHologic 2.00% exercise price $38.59, expiration date 12/15/37	170,000	165,750
Linear Technology 3.00% exercise price $44.72, expiration date 5/1/27	225,000	244,406
Transocean 1.50% exercise price $168.61, expiration date 12/15/37	60,000	60,000
Total Convertible Bonds (cost $412,084)		470,156

Corporate Bonds – 49.96%
Banking – 10.10%

Abbey National Treasury Services 4.00% 4/27/16	270,000	273,039
#Bank Nederlandse Gemeenten 144A 4.375% 2/16/21	340,000	350,210
Bank of America
5.30% 3/15/17	250,000	262,753
6.50% 8/1/16	90,000	101,571
*#Bank of Montreal 144A 2.625% 1/25/16	250,000	252,382
BB&T 5.25% 11/1/19	497,000	520,359
•BB&T Capital Trust IV 6.82% 6/12/57	250,000	254,688
#Canadian Imperial Bank of Commerce 144A 2.75% 1/27/16	200,000	203,019
City National 5.25% 9/15/20	160,000	163,364
@#CoBank 144A 7.875% 4/16/18	250,000	287,291
#Export-Import Bank of Korea 144A 5.25% 2/10/14	125,000	134,396
Fifth Third Bancorp 3.625% 1/25/16	220,000	223,449
•Fifth Third Capital Trust IV 6.50% 4/15/37	70,000	69,125
Goldman Sachs Group
3.625% 2/7/16	100,000	100,848
5.375% 3/15/20	415,000	432,337
6.25% 2/1/41	85,000	87,501
JPMorgan Chase
3.45% 3/1/16	375,000	379,760
*4.40% 7/22/20	225,000	222,680
JPMorgan Chase Bank 6.00% 10/1/17	250,000	279,235
JPMorgan Chase Capital XXV 6.80% 10/1/37	381,000	393,152
KeyBank 5.45% 3/3/16	250,000	270,823
KeyCorp 5.10% 3/24/21	280,000	287,336
Korea Development Bank 8.00% 1/23/14	195,000	224,128
Morgan Stanley 5.75% 1/25/21	250,000	260,525
PNC Bank 6.875% 4/1/18	250,000	293,340
PNC Funding
5.125% 2/8/20	210,000	224,818
5.25% 11/15/15	225,000	244,204
•#Rabobank 144A 11.00% 12/29/49	425,000	556,273
Santander Holdings USA 4.625% 4/19/16	100,000	103,330
Silicon Valley Bank 5.70% 6/1/12	250,000	262,882
SunTrust Banks 3.60% 4/15/16	140,000	141,965
•SunTrust Capital VIII 6.10% 12/15/36	240,000	235,951
SVB Financial Group 5.375% 9/15/20	150,000	149,444
U.S. Bank North America 4.95% 10/30/14	250,000	275,165
•USB Capital IX 3.50% 10/29/49	595,000	504,346
Wachovia
•0.648% 10/15/16	95,000	90,041
5.25% 8/1/14	105,000	113,960
5.625% 10/15/16	265,000	293,232
Wells Fargo 4.60% 4/1/21	160,000	162,031
•Wells Fargo Capital XIII 7.70% 12/29/49	240,000	249,720
Zions Bancorporation
5.50% 11/16/15	150,000	153,800
7.75% 9/23/14	55,000	61,103
		10,149,576
Basic Industries – 5.36%
AK Steel 7.625% 5/15/20	235,000	248,219
Alcoa
5.40% 4/15/21	50,000	50,866
6.75% 7/15/18	240,000	271,732
ArcelorMittal
5.50% 3/1/21	155,000	157,433
9.85% 6/1/19	300,000	387,059
*Ball 5.75% 5/15/21	495,000	491,288
CF Industries 7.125% 5/1/20	100,000	114,750
Cliffs Natural Resources
4.875% 4/1/21	155,000	157,303
5.90% 3/15/20	75,000	82,342
#Codelco 144A 3.75% 11/4/20	1,161,000	1,099,715
Dow Chemical
4.25% 11/15/20	84,000	82,577
8.55% 5/15/19	379,000	486,655
duPont (E.I.) deNemours 3.625% 1/15/21	350,000	338,836
Georgia-Pacific
8.00% 1/15/24	110,000	128,700
#144A 5.40% 11/1/20	195,000	197,091

Hexion Finance 8.875% 2/1/18		160,000	174,400
*International Paper 9.375% 5/15/19		300,000	391,617
Novelis 8.75% 12/15/20		135,000	151,538
Reliance Steel & Aluminum 6.85% 11/15/36		66,000	66,196
Southern Copper 7.50% 7/27/35		100,000	105,558
Teck Resources 9.75% 5/15/14		54,000	65,764
Temple-Inland 6.875% 1/15/18		125,000	137,409
			5,387,048
Brokerage – 0.75%
•Bear Stearns 5.39% 12/7/12	AUD	200,000	216,944
Jefferies Group
6.25% 1/15/36	USD	40,000	37,721
6.45% 6/8/27		275,000	279,254
Lazard Group 6.85% 6/15/17		196,000	215,882
			749,801
Capital Goods – 0.97%
Allied Waste North America
6.875% 6/1/17		205,000	223,216
7.125% 5/15/16		100,000	103,859
#Cemex 144A 5.301% 9/30/15		150,000	149,475
#Meccanica Holdings USA 144A 6.25% 7/15/19		280,000	304,022
#Votorantim Cimentos 144A 7.25% 4/5/41		200,000	198,500
			979,072
Communications – 5.81%
America Movil 5.00% 3/30/20		285,000	298,751
AT&T
4.45% 5/15/21		90,000	90,709
#144A 5.35% 9/1/40		220,000	206,869
*#Clearwire Communications/Finance 144A 12.00% 12/1/15		220,000	240,350
*Cricket Communications 7.75% 10/15/20		150,000	153,563
#Crown Castle Towers 144A 4.883% 8/15/20		915,000	912,343
CSC Holdings 8.50% 6/15/15		135,000	147,994
DISH 7.875% 9/1/19		115,000	125,063
Historic TW 6.875% 6/15/18		225,000	263,904
Intelsat Bermuda 11.25% 2/4/17		525,000	575,530
#NBC Universal Media 144A 4.375% 4/1/21		255,000	249,374
Qwest 8.375% 5/1/16		380,000	453,150
Sprint Nextel
6.00% 12/1/16		110,000	112,063
*8.375% 8/15/17		130,000	146,413
Telecom Italia Capital
5.25% 10/1/15		155,000	163,330
6.999% 6/4/18		225,000	251,085
Telefonica Emisiones 6.421% 6/20/16		265,000	298,912
Time Warner Cable 8.25% 4/1/19		200,000	248,497
Viacom 3.50% 4/1/17		175,000	176,019
*Virgin Media Secured Finance 6.50% 1/15/18		300,000	330,000
#Vivendi 144A 6.625% 4/4/18		247,000	279,896
#Wind Acquisition Finance 144A 11.75% 7/15/17		95,000	110,913
			5,834,728
Consumer Cyclical – 1.81%
Family Dollar Stores 5.00% 2/1/21		210,000	209,103
Ford Motor Credit
5.00% 5/15/18		200,000	200,519
12.00% 5/15/15		200,000	255,448
*Goodyear Tire & Rubber 8.25% 8/15/20		200,000	223,250
Hanesbrands 6.375% 12/15/20		145,000	144,275
Macy's Retail Holdings 5.90% 12/1/16		154,000	167,283
MGM MIRAGE
11.125% 11/15/17		215,000	251,013
11.375% 3/1/18		125,000	143,125
13.00% 11/15/13		55,000	66,138
Wyndham Worldwide
5.625% 3/1/21		90,000	90,329
5.75% 2/1/18		60,000	62,975
			1,813,458
Consumer Non-Cyclical – 7.87%
Amgen 3.45% 10/1/20		230,000	219,373
Anheuser-Busch InBev Worldwide 5.375% 11/15/14		235,000	261,696
Bio-Rad Laboratories 4.875% 12/15/20		315,000	315,788

#Blue Merger Subordinate 144A 7.625% 2/15/19	90,000	92,588
#Brambles USA 144A
3.95% 4/1/15	125,000	127,472
5.35% 4/1/20	205,000	208,255
#Bumble Bee Acquisition 144A 9.00% 12/15/17	90,000	94,725
CareFusion 6.375% 8/1/19	475,000	536,596
Celgene
2.45% 10/15/15	85,000	83,536
3.95% 10/15/20	190,000	182,096
Coca-Cola Enterprises 3.50% 9/15/20	275,000	263,404
Covidien International Finance 4.20% 6/15/20	520,000	525,006
Delhaize Group
5.70% 10/1/40	210,000	201,472
6.50% 6/15/17	45,000	51,339
Express Scripts 3.125% 5/15/16	195,000	195,834
HCA PIK 9.625% 11/15/16	91,000	97,939
Hospira 6.40% 5/15/15	380,000	430,013
Kraft Foods 6.125% 8/23/18	180,000	204,419
Laboratory Corporation of America Holdings 4.625% 11/15/20	235,000	238,072
Life Technologies 6.00% 3/1/20	135,000	148,110
McKesson 4.75% 3/1/21	125,000	129,309
Medco Health Solutions
4.125% 9/15/20	230,000	224,402
7.125% 3/15/18	460,000	545,068
Merck 3.875% 1/15/21	150,000	148,246
#Mylan 144A 6.00% 11/15/18	245,000	252,044
#Pernod-Ricard 144A 5.75% 4/7/21	750,000	771,846
PHH 9.25% 3/1/16	145,000	160,588
Quest Diagnostics
4.70% 4/1/21	175,000	177,974
4.75% 1/30/20	25,000	25,655
*Safeway 3.95% 8/15/20	270,000	260,910
#Woolworths 144A 4.55% 4/12/21	135,000	137,244
Yale University 2.90% 10/15/14	250,000	261,371
Zimmer Holdings 4.625% 11/30/19	320,000	337,355
		7,909,745
Electric – 3.87%
Ameren Illinois 9.75% 11/15/18	769,000	1,007,060
#American Transmission Systems 144A 5.25% 1/15/22	190,000	199,968
CMS Energy
4.25% 9/30/15	95,000	97,637
6.25% 2/1/20	60,000	64,038
6.55% 7/17/17	60,000	67,042
8.75% 6/15/19	90,000	110,059
Commonwealth Edison
4.00% 8/1/20	45,000	44,240
5.80% 3/15/18	60,000	67,180
Dominion Resources 4.45% 3/15/21	135,000	136,045
#Enel Finance International 144A 6.25% 9/15/17	180,000	202,439
Exelon Generation 4.00% 10/1/20	120,000	113,475
Florida Power 5.65% 6/15/18	55,000	62,491
Jersey Central Power & Light 5.625% 5/1/16	75,000	83,843
NiSource Finance
5.45% 9/15/20	55,000	58,012
6.40% 3/15/18	65,000	73,518
6.80% 1/15/19	90,000	103,749
#Oncor Electric Delivery 144A
5.00% 9/30/17	105,000	112,347
5.25% 9/30/40	40,000	38,357
Pennsylvania Electric 5.20% 4/1/20	225,000	234,399
PPL Electric Utilities 7.125% 11/30/13	130,000	148,389
Public Service Electric & Gas 3.50% 8/15/20	125,000	120,924
Public Service Oklahoma 5.15% 12/1/19	215,000	229,222
•Puget Sound Energy 6.974% 6/1/67	125,000	125,773
Southern California Edison 5.50% 8/15/18	250,000	282,356
•Wisconsin Energy 6.25% 5/15/67	100,000	100,625
		3,883,188
Energy – 3.79%
Anadarko Petroleum 5.95% 9/15/16	175,000	195,700

Chesapeake Energy
6.125% 2/15/21	130,000	134,388
6.625% 8/15/20	14,000	15,155
6.875% 11/15/20	14,000	15,330
9.50% 2/15/15	70,000	84,613
#CNOOC Finance 2011 144A 4.25% 1/26/21	225,000	220,040
Ecopetrol 7.625% 7/23/19	43,000	50,740
#ENI 144A 4.15% 10/1/20	140,000	134,999
*Noble Energy 8.25% 3/1/19	385,000	491,742
Noble Holding International 4.625% 3/1/21	250,000	254,194
Pemex Project Funding Master Trust 6.625% 6/15/35	90,000	91,813
Petrobras International Finance
5.375% 1/27/21	130,000	132,488
5.75% 1/20/20	40,000	41,759
5.875% 3/1/18	45,000	48,232
#PetroHawk Energy 144A 7.25% 8/15/18	235,000	250,863
Pride International 6.875% 8/15/20	260,000	301,133
Range Resources 8.00% 5/15/19	220,000	243,650
SandRidge Energy 8.75% 1/15/20	235,000	259,675
Transocean 6.50% 11/15/20	190,000	213,664
Weatherford International 9.625% 3/1/19	150,000	194,815
#Woodside Finance 144A
8.125% 3/1/14	280,000	323,932
*8.75% 3/1/19	85,000	109,103
		3,808,028
Finance Companies – 2.81%
#CDP Financial 144A
4.40% 11/25/19	280,000	287,594
5.60% 11/25/39	250,000	265,014
#ERAC USA Finance 144A 5.25% 10/1/20	370,000	386,243
General Electric Capital
4.375% 9/16/20	80,000	79,056
5.30% 2/11/21	145,000	150,744
5.625% 9/15/17	111,000	122,995
6.00% 8/7/19	650,000	724,957
#Hyundai Capital Services 144A 4.375% 7/27/16	260,000	264,670
•#ILFC E-Capital Trust II 144A 6.25% 12/21/65	210,000	181,650
#International Lease Finance 144A 8.75% 3/15/17	100,000	112,750
#UPCB Finance III 144A 6.625% 7/1/20	250,000	247,188
		2,822,861
Insurance – 1.32%
American International Group
5.45% 5/18/17	110,000	115,737
8.25% 8/15/18	140,000	166,646
•Chubb 6.375% 3/29/67	270,000	290,251
#Health Care Services 144A 4.70% 1/15/21	195,000	198,407
•ING Groep 5.775% 12/29/49	55,000	51,700
MetLife 6.817% 8/15/18	220,000	259,099
Prudential Financial
3.875% 1/14/15	185,000	193,633
4.50% 11/15/20	50,000	49,815
w#=‡@Twin Reefs Pass Through Trust 144A 0.00% 12/31/49	200,000	0
		1,325,288
Natural Gas – 3.19%
Buckeye Partners 4.875% 2/1/21	120,000	122,320
CenterPoint Energy 5.95% 2/1/17	140,000	154,249
•Enbridge Energy Partners 8.05% 10/1/37	205,000	224,223
Energy Transfer Partners 9.70% 3/15/19	520,000	682,368
Enterprise Products Operating
•7.034% 1/15/68	280,000	295,794
9.75% 1/31/14	130,000	156,449
Kinder Morgan Energy Partners 9.00% 2/1/19	340,000	437,704
Plains All American Pipeline/PAA Finance 8.75% 5/1/19	130,000	164,691
Sempra Energy 6.15% 6/15/18	150,000	170,066
TransCanada Pipelines
*3.80% 10/1/20	100,000	97,889
•6.35% 5/15/67	260,000	265,159
Williams 8.75% 3/15/32	35,000	46,141
Williams Partners/Finance 7.25% 2/1/17	325,000	386,756
		3,203,809
Real Estate – 1.18%

Brandywine Operating Partnership 4.95% 4/15/18		140,000	141,539
Developers Diversified Realty
4.75% 4/15/18		80,000	79,252
7.875% 9/1/20		90,000	104,756
9.625% 3/15/16		150,000	184,500
Digital Realty Trust
5.25% 3/15/21		130,000	129,784
5.875% 2/1/20		95,000	100,632
Health Care REIT 5.25% 1/15/22		285,000	286,805
Regency Centers
4.80% 4/15/21		55,000	55,111
5.875% 6/15/17		95,000	105,531
			1,187,910
Technology – 0.77%
GXS Worldwide 9.75% 6/15/15		240,000	246,600
National Semiconductor 6.60% 6/15/17		225,000	264,326
#Seagate Technology International 144A 10.00% 5/1/14		121,000	142,780
Symantec 4.20% 9/15/20		125,000	119,436
			773,142
Transportation – 0.36%
Burlington Northern Santa Fe
3.60% 9/1/20		35,000	33,746
4.70% 10/1/19		150,000	158,803
5.75% 3/15/18		15,000	16,960
Canadian Pacific Railway 4.45% 3/15/23		155,000	152,024
			361,533
Total Corporate Bonds (cost $48,862,509)			50,189,187
Non-Agency Asset-Backed Securities – 3.54%
•Ally Master Owner Trust Series 2011-1 A1 1.09% 1/15/16		140,000	140,648
#Avis Budget Rental Car Funding Series 2011-2A A 144A 2.37% 11/20/14		135,000	134,973
•Bank of America Credit Card Trust
Series 2007-A9 A9 0.26% 11/17/14		90,000	89,887
Series 2008-A5 A5 1.42% 12/16/13		905,000	906,996
Capital Auto Receivables Asset Trust Series 2008-1 A3A 3.86% 8/15/12		12,730	12,788
•Capital One Multi-Asset Execution Trust
Series 2006-A7 A7 0.25% 3/17/14		100,000	99,997
Series 2007-A4 A4 0.25% 3/16/15		400,000	399,186
#CIT Equipment Collateral 144A
Series 2009-VT1 A3 3.07% 8/15/16		62,357	62,795
Series 2010-VT1A A3 2.41% 5/15/13		100,000	100,731
Citibank Credit Card Issuance Trust Series 2007-A3 A3 6.15% 6/15/39		135,000	159,988
Citicorp Residential Mortgage Securities Series 2006-3 A5 5.948% 11/25/36		300,000	242,293
Discover Card Master Trust Series 2007-A1 A1 5.65% 3/16/20		190,000	215,710
#Ford Auto Securitization Trust Series 2011-R1A A3 144A 3.02% 2/15/16	CAD	100,000	105,031
•Ford Credit Floorplan Master Owner Trust Series 2009-2 A 1.77% 9/15/14	USD	100,000	101,542
#Great America Leasing Receivables Series 2011-1 A3 144A 1.69% 2/15/14		160,000	161,038
Harley Davidson Motorcycle Trust
Series 2008-1 A4 4.90% 12/15/13		125,000	128,257
Series 2009-4 A3 1.87% 2/15/14		100,000	100,525
John Deere Owner Trust
Series 2010-A A4 2.13% 10/17/16		155,000	158,374
Series 2011-A A4 1.96% 4/16/18		145,000	146,083
•MBNA Credit Card Master Note Trust Series 2005-A2 A2 0.30% 10/15/14		50,000	49,963
•Merrill Auto Trust Securitization Series 2007-1 A4 0.28% 12/15/13		31,067	31,062
World Omni Auto Receivables Trust Series 2008-A A3A 3.94% 10/15/12		5,712	5,724
Total Non-Agency Asset-Backed Securities (cost $3,515,301)			3,553,591

Non-Agency Collateralized Mortgage Obligations – 1.10%
American Home Mortgage Investment Trust Series 2005-2 5A1 5.064% 9/25/35		20,593	19,506
•@Bank of America Funding Series 2006-H 1A2 2.872% 9/20/46		6,720	859
Citicorp Mortgage Securities Series 2006-4 3A1 5.50% 8/25/21		30,975	31,207
First Horizon Asset Securities Series 2006-3 1A11 6.25% 11/25/36		75,116	74,967
•#GSMPS Mortgage Loan Trust 144A
Series 1998-2 A 7.75% 5/19/27		105,608	105,348
Series 1999-3 A 8.00% 8/19/29		231,485	232,473
•JPMorgan Mortgage Trust Series 2007-A1 7A4 5.277% 7/25/35		377,695	259,113
Lehman Mortgage Trust Series 2005-2 2A3 5.50% 12/25/35		54,512	53,327
#MASTR Reperforming Loan Trust Series 2005-1 1A5 144A 8.00% 8/25/34		197,913	201,526
wWashington Mutual Alternative Mortgage Pass Through Certificates Series 2005-1 5A2 6.00% 3/25/35		151,306	94,538

•Wells Fargo Mortgage Backed Securities Trust
Series 2005-AR16 2A1 2.759% 10/25/35		6,647	6,140
Series 2006-AR5 2A1 2.715% 4/25/36		36,463	30,314
Total Non-Agency Collateralized Mortgage Obligations (cost $1,307,614)			1,109,318

Regional Bonds – 0.26%Δ
Australia – 0.21%
New South Wales Treasury 6.00% 5/1/20	AUD	192,000	211,717
			211,717
Canada – 0.05%
Province of Quebec
4.50% 12/1/19	CAD	19,000	21,081
4.50% 12/1/20	CAD	30,000	32,998
			54,079
Total Regional Bonds (cost $225,979)			265,796
«Senior Secured Loans – 4.51%
Affinion Group Tranche B 5.00% 10/7/16	USD	149,247	149,713
Alliance HealthCare Services 5.50% 6/1/16		99,496	99,952
ATI Holdings 7.50% 3/12/16		181,733	183,626
AZ Chem US 4.75% 11/19/16		217,372	219,198
BNY ConvergEx Group 8.75% 11/29/17		100,000	103,209
Bresnan Broadband Holdings 4.50% 12/6/17		99,750	100,698
Brickman Group Holdings Tranche B 7.25% 10/14/16		99,750	101,994
Calpine Tranche B 4.50% 3/1/18		188,000	189,898
Charter Communications Operating Tranche B 8.50% 3/6/14		200,374	204,006
Chester Downs & Marina 12.375% 12/31/16		102,063	104,806
CityCenter Holdings 7.50% 1/10/15		140,000	141,600
Consolidated Container 5.50% 9/28/14		55,000	49,968
DaVita Tranche B 4.50% 10/20/16		99,750	100,755
Del Monte Foods Tranche B 4.50% 11/26/17		250,000	251,342
Fifth Third Processing 8.25% 11/3/17		165,000	168,798
First Data Tranche B2 2.963% 9/24/14		150,175	142,948
Goodman Global Tranche B 5.75% 10/28/16		99,500	100,481
Grifols Tranche B 6.00% 6/4/16		100,000	101,050
HGI Holdings 6.75% 7/27/17		93,401	94,510
Houghton International Tranche B 6.75% 1/11/16		99,571	100,609
Level 3 Financing Tranche B 11.15% 3/13/14		185,000	198,598
MGM MIRAGE Tranche E 7.00% 2/21/14		125,000	123,949
NBTY Tranche B 4.25% 10/1/17		144,638	145,904
Nortek 5.25% 4/12/17		25,000	25,219
Nuveen Investments
5.807% 5/13/17		200,000	200,938
2nd Lien 12.50% 7/9/15		85,000	91,056
OSI Restaurant Partners
2.50% 6/13/14		136,313	133,997
2.56% 6/14/13		13,254	13,029
PQ 6.72% 7/30/15		100,000	99,090
TASC Tranche B 5.75% 12/19/14		133,313	133,696
Toys R Us Tranche B 6.00% 9/1/16		99,500	100,495
Univision Communications 4.461% 3/29/17		282,619	276,980
Visant 5.25% 12/31/16		274,313	276,140
Total Senior Secured Loans (cost $4,443,628)			4,528,252

Sovereign Bonds – 3.85%Δ
Australia – 1.10%
Australian Government Bonds
4.50% 4/15/20	AUD	797,000	818,411
6.00% 2/15/17	AUD	250,000	283,885
			1,102,296
Belgium – 0.06%
Belgium Government Bond 4.25% 9/28/21	EUR	42,600	63,205
			63,205
Brazil – 0.50%
Republic of Brazil
7.125% 1/20/37	USD	80,000	96,400
8.875% 10/14/19		80,000	107,000
10.25% 1/10/28	BRL	436,000	297,676
			501,076

Canada – 0.25%
Canadian Government Bond
3.75% 6/1/19	CAD	172,000	190,633
4.00% 6/1/41	CAD	51,000	56,951
			247,584
Indonesia – 0.20%
Indonesia Treasury Bonds
10.50% 8/15/30	IDR	315,000,000	41,858
11.00% 11/15/20	IDR	1,147,000,000	162,980
			204,838
Mexico – 0.16%
Mexican Bonos 7.50% 6/3/27	MXN	1,953,000	165,331
			165,331
Norway – 0.93%
Norway Government Bonds
4.50% 5/22/19	NOK	2,777,000	564,419
5.00% 5/15/15	NOK	1,825,000	374,355
			938,774
Philippines – 0.25%
Republic of Philippines 9.50% 10/21/24	USD	180,000	248,400
			248,400
Poland – 0.11%
Poland Government Bond 5.50% 10/25/19	PLN	164,000	59,607
Poland Government International Bond 5.125% 4/21/21	USD	49,000	49,319
			108,926
Russia – 0.06%
ϕRussia Eurobond 7.50% 3/31/30		56,225	65,678
			65,678
Sweden – 0.13%
Swedish Government Bond 5.00% 12/1/20	SEK	680,000	128,827
			128,827
Turkey – 0.10%
Republic of Turkey
6.875% 3/17/36	USD	55,000	60,473
7.375% 2/5/25		30,000	35,475
Turkey Government Bond 4.00% 4/29/15	TRY	729	514
			96,462
Total Sovereign Bonds (cost $3,436,747)			3,871,397

Supranational Banks – 0.78%
European Investment Bank
4.00% 2/16/21	USD	375,000	388,138
9.00% 12/21/18	ZAR	900,000	140,104
Inter-American Development Bank 5.375% 5/27/14	AUD	232,000	253,396
Total Supranational Banks (cost $674,803)			781,638

U.S. Treasury Obligations – 6.45%
∞U.S. Treasury Bond 4.25% 11/15/40	USD	760,000	738,981
U.S. Treasury Inflation Indexed Bond 0.125% 4/15/16		396,035	408,937
U.S. Treasury Notes
2.00% 4/30/16		1,845,000	1,848,018
*2.25% 3/31/16		1,555,000	1,578,086
*3.625% 2/15/21		1,855,000	1,905,723
Total U.S. Treasury Obligations (cost $6,392,611)			6,479,745

		Number of
		Shares
Preferred Stock – 0.55%
Alabama Power 5.625%		3,715	90,553
#Ally Financial 144A 7.00%		200	186,050
•PNC Financial Services Group 8.25%		260,000	277,779
Total Preferred Stock (cost $536,469)			554,382

		Number of
		Contracts
Purchased Option – 0.00%
Put Option – 0.00%
U.S. 10 yr futures, strike price $117.50, expires 5/20/11		14	437
Total Purchased Option (cost $9,658)			437

		Principal
		Amount°
≠Short-Term Investments – 10.40%
Discount Notes – 10.40%
Federal Home Loan Bank
0.001% 5/2/11	USD	5,703,777	5,703,777
0.03% 5/3/11		748,309	748,309
0.037% 5/23/11		957,835	957,829
0.04% 5/9/11		1,573,841	1,573,838
0.05% 5/16/11		748,309	748,306
0.06% 6/7/11		710,893	710,886
Total Short-Term Investments (cost $10,442,876)			10,442,945

Total Value of Securities Before Securities Lending Collateral – 108.53%
(cost $105,604,622)			109,028,889

		Number of
		Shares
Securities Lending Collateral** – 3.81%
Investment Companies
BNY Mellon SL DBT II Liquidating Fund		9,299	9,031
Delaware Investments Collateral Fund No. 1		3,815,001	3,815,001
†@Mellon GSL Reinvestment Trust II		12,695	0
Total Securities Lending Collateral (cost $3,836,995)			3,824,032

Total Value of Securities – 112.34%
(cost $109,441,617)			112,852,921 ©
Obligation to Return Securities Lending Collateral** – (3.82%)			(3,836,995)
Other Liabilities Net of Receivables and Other Assets – (8.52%)z			(8,562,931)
Net Assets Applicable to 12,115,264 Shares Outstanding – 100.00%			$100,452,995

°Principal amount shown is stated in the currency in which each security is denominated.

AUD – Australian Dollar
BRL – Brazilian Real
CAD – Canadian Dollar
CHF – Swiss Franc
CLP – Chilean Peso
COP – Columbian Peso
EUR – European Monetary Unit
GBP – British Pound Sterling
IDR – Indonesia Rupiah
JPY – Japanese Yen
KRW – South Korean Won
MXN – Mexican Peso
MYR – Malaysian Ringgit
NOK – Norwegian Kroner
PHP – Philippine Peso
PLN – Polish Zloty
SEK – Swedish Krona
TRY – Turkish Lira
TWD – Taiwan Dollar
USD – United States Dollar
ZAR – South African Rand

ΔSecurities have been classified by country of origin.
•Variable rate security. The rate shown is the rate as of April 30, 2011. Interest rates reset periodically.
*Fully or partially on loan.
wPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
∞Fully or partially pledged as collateral for futures contracts.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At April 30, 2011, the aggregate amount of Rule 144A securities was $13,927,252, which represented 13.86% of the Fund’s net assets. See Note 5 in "Notes."
@Illiquid security. At April 30, 2011, the aggregate amount of illiquid securities was $288,150, which represented 0.29% of the Fund’s net assets. See Note 5 in “Notes.”
=Security is being fair valued in accordance with the Fund’s fair valuation policy. At April 30, 2011, the aggregate amount of fair valued securities was $0, which represented 0.00% of the Fund’s’ net assets. See Note 1 in "Notes."
≠The rate shown is the effective yield at the time of purchase.
ϕStep coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at April 30, 2011.
†Non income producing security.
‡Non income producing security. Security is currently in default.

«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at April 30, 2011.
**See Note 4 in "Notes."
©Includes $7,539,818 of securities loaned.
zOf this amount, $14,046,298 represents payable for securities purchased as of April 30, 2011.

Summary of Abbreviations:
ARM – Adjustable Rate Mortgage
BAML – Bank of America Merrill Lynch
BCLY – Barclays Bank
CDS – Credit Default Swap
CITI – Citigroup Global Markets
CPI – Consumer Price Index
GNMA – Government National Mortgage Association
GPM – Graduated Payment Mortgage
GSC – Goldman Sachs Capital
GSMPS – Goldman Sachs Reperforming Mortgage Securities
HSBC – Hong Kong Shanghai Bank
JPMC – JPMorgan Chase Bank
MASTR – Mortgage Asset Securitization Transactions, Inc.
MSC – Morgan Stanley Capital
NCUA – National Credit Union Administration
PIK – Pay-in-kind
REIT – Real Estate Investment Trust
REMIC – Real Estate Mortgage Investment Conduit
S.F. – Single Family
TBA – To be announced
yr – Year

The following foreign currency exchange contracts, futures contract and swap contracts were outstanding at April 30, 20111:

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to					Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
BAML	BRL	157,830	USD	(100,000)	5/6/11	$249
BAML	COP	176,150,000	USD	(100,000)	6/3/11	(278)
BAML	IDR	1,028,400,000	USD	(120,000)	6/3/11	(689)
BAML	KRW	54,055,000	USD	(50,000)	5/6/11	565
BAML	MXN	1,459,451	USD	(123,924)	5/6/11	2,789
BAML	PHP	2,151,500	USD	(50,000)	5/6/11	244
BAML	TRY	183,133	USD	(120,000)	6/3/11	(336)
BCLY	AUD	(47,830)	USD	50,000	5/6/11	(2,405)
CITI	KRW	86,648,000	USD	(80,000)	5/6/11	1,054
GSC	CAD	114,234	USD	(120,000)	6/3/11	641
GSC	GBP	(200,239)	USD	323,022	5/6/11	(11,424)
GSC	KRW	76,020,000	USD	(70,000)	5/6/11	1,112
HSBC	EUR	(10,163)	USD	14,458	5/6/11	(595)
JPMC	CLP	39,540,000	USD	(83,024)	5/6/11	2,888
JPMC	EUR	(62,448)	USD	88,757	5/6/11	(3,737)
JPMC	MYR	795,026	USD	(262,819)	5/6/11	5,399
MSC	CHF	67,093	USD	(72,982)	5/6/11	4,581
MSC	EUR	(124,899)	USD	180,221	5/6/11	(4,775)
MSC	JPY	(3,796,460)	USD	45,256	5/6/11	(1,535)
MSC	KRW	243,145,500	USD	(223,438)	5/6/11	4,010
MSC	MXN	602,921	USD	(50,742)	5/6/11	1,605
MSC	MYR	446,276	USD	(150,000)	6/3/11	240
MSC	PHP	6,471,750	USD	(150,000)	6/3/11	905
MSC	TWD	4,307,325	USD	(150,000)	6/3/11	199
						$707

Futures Contract
				Unrealized
				Appreciation
Contracts to Sell	Notional Proceeds	Notional Value	Expiration Date	(Depreciation)
(38) U.S. Treasury 5 yr Notes	$(4,423,486)	$(4,501,813)	6/30/11	$(78,327)

Swap Contracts
CDS Contracts
					Unrealized
	Swap &	Notional	Annual Protection	Termination	Appreciation
Counterparty	Referenced Obligation	Value	Payments	Date	(Depreciation)
	Protection Purchased:
BAML	Kingdom of Spain 5 yr CDS	$288,000	1.00%	12/20/15	$(12,319)
	ITRAXX Europe Subordinate
BCLY	Financials 15.1 5 yr CDS	1,040,000	1.00%	6/20/16	(17,141)
	Kingdom of Spain
BCLY	5 yr CDS	240,000	1.00%	3/20/15	7,740
BCLY	5 yr CDS	140,000	1.00%	3/20/16	(5,702)
	United States of America
BCLY	5 yr CDS	159,000	0.25%	3/20/16	(400)
CITI	Sara Lee 5 yr CDS	90,000	1.00%	3/20/16	(5,983)
	ITRAXX Europe Subordinate
JPMC	Financials 15.1 5 yr CDS	780,000	1.00%	6/20/16	(12,856)
JPMC	Portuguese Republic 5 yr CDS	156,000	1.00%	6/20/15	27,494
JPMC	Viacom 5 yr CDS	250,000	1.00%	9/20/15	(4,187)
		$3,143,000			$(23,354)
	Protection Sold/Moody’s Rating:
CITI	MetLife 5 yr CDS/A	$80,000	5.00%	9/20/14	$6,163
JPMC	Comcast 5 yr CDS/Baa	250,000	1.00%	9/20/15	5,013
JPMC	MetLife 5 yr CDS/A	415,000	1.00%	12/20/14	18,672
JPMC	Tyson Foods CDS/Ba	145,000	1.00%	3/20/16	2,449
		$890,000			$32,297
Total					$8,943

Inflation Swap Contract
			Unrealized
Notional	Expiration		Appreciation
Value	Date	Description	(Depreciation)
$340,000	4/5/16	Agreement with Barclays to receive the notional amount multiplied by the non-revised CPI and to pay the notional amount multiplied by the fixed rate of 2.55%.	$3,176

The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in ”Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Government Fund – Delaware Core Plus Bond Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities, credit default swap (CDS) contracts and swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Investment company securities are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (July 31, 2007 – July 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At April 30, 2011, the Fund held no investments in repurchase agreements.

To Be Announced Trades – The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., "when issued," "delayed delivery," "forward commitment," or "TBA transactions") consistent with the Fund’s ability to manage their investment portfolios and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however the market value may change prior to delivery.

Mortgage Dollar Rolls – The Fund may enter into mortgage “dollar rolls” in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities to arrive at an implied borrowing (reverse repurchase) rate. Alternatively, the sale and purchase transactions which constitute the dollar roll can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. The Fund accounts for mortgage-dollar-roll transactions as purchases and sales, these transactions may increase the Fund’s portfolio turnover rate.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in the foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At April 30, 2011, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At April 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$109,540,024
Aggregate unrealized appreciation	4,253,909
Aggregate unrealized depreciation	(941,012)
Net unrealized appreciation	$3,312,897

For federal income tax purposes, at July 31, 2010, capital loss carryforwards of $8,380,730 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $1,166,914 expires in 2014; $2,664,816 expires in 2015; $2,286,574 expires in 2016 and $2,262,426 expires in 2017.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of April 30, 2011:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed &
Mortgage-Backed Securities	$-	$31,102,833	$342,121	$31,444,954
Corporate Debt	-	54,837,385	350,210	55,187,595
Foreign Debt	-	4,918,831	-	4,918,831
U.S. Treasury Obligations	-	6,479,745	-	6,479,745
Short-Term Investments	-	10,442,945	-	10,442,945
Securities Lending Collateral	-	3,824,032	-	3,824,032
Other	437	554,382	-	554,819
Total	$437	$112,160,153	$692,331	$112,852,921

Foreign Currency Exchange Contracts	$-	$707	$-	$707
Futures Contracts	$(78,327)	$-	$-	$(78,327)
Swap Contracts	$-	$12,119	$-	$12,119

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

		Agency, Asset-
		Backed and
		Mortgage-			Securities
		Backed	Corporate	Foreign	Lending
	Total	Securities	Debt	Debt	Collateral
Balance as of 7/31/10	$570,945	$275,985	$140,901	$153,491	$568
Purchases	676,971	338,171	338,800	-	-
Sales	(453,731)	(150,703)	(148,185)	(154,166)	(677)
Net realized gain	15,962	703	10,232	5,027	-
Transfers out of level 3	(119,999)	(119,999)	-	-	-
Net change in unrealized
appreciation/depreciation	2,183	(2,036)	8,462	(4,352)	109
Balance as of 4/30/11	$692,331	$342,121	$350,210	$-	$-

Net change in unrealized
appreciation/depreciation
from investments
still held as of 4/30/11	$14,821	$3,950	$11,410	$-	$(539)

During the period ended April 30, 2011, the Fund had transfers out of Level 3 investments into Level 2 investments in the amount of $119,999, which was due to the Fund’s pricing vendor being able to supply matrix prices for investments that had been utilizing broker quoted prices. During the period ended April 30, 2011, there were no transfers between Level 1 investments and Level 2 investments that had a material impact to the Fund.

3. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts – A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Swap Contracts – The Fund may enter into interest rate swap contracts, index swap contracts, inflation swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may use inflation swaps to hedge the inflation risk in nominal bonds, thereby creating synthetic inflation-indexed bonds. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Inflation Swaps. Inflation swap agreements involve commitments to pay a regular stream of inflation-indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on notional amounts. The nominal interest payments may be based on either a fixed interest rate or variable interest rate such as London Interbank Offered Rate (LIBOR). The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended April 30, 2011, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At April 30, 2011, the aggregate unrealized appreciation of credit default swaps was $8,943. If a credit event had occurred for all swap transactions where collateral posting was required as of April 30, 2011, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been received $2,253,000 less the value of the contracts’ related reference obligations. The Fund received collateral of $159,000 for certain open derivatives.

As disclosed in the footnotes to the schedule of investments, at April 30, 2011, the notional value of the protection sold was $890,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement had been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. At April 30, 2011, the net unrealized appreciation of the protection sold was $32,297.

CDS may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

Fair values of derivative instruments as of April 30, 2011 were as follows:

	Asset Derivatives		Liability Derivatives
	Schedule of		Schedule of
	Investments		Investments
	Location	Fair Value	Location	Fair Value
Foreign exchange contracts (Forward currency contracts)	Liabilities net of receivables and other assets	$13,378	Liabilities net of receivables and other assets	$ (12,671)

Interest rate contracts (Futures contracts)	Liabilities net of receivables and other assets	-	Liabilities net of receivables and other assets	(78,327)

Credit and inflation contracts (Swap contracts)	Liabilities net of receivables and other assets	36,765	Liabilities net of receivables and other assets	(24,646)
Total		$50,143		$(115,644)

The effect of derivative instruments on the statements of operations for the period ended April 30, 2011 was as follows:

			Change in
			Unrealized
			Appreciation or
			Depreciation on
	Location of Gain or Loss	Realized Gain or Loss	Derivatives
	on Derivatives	on Derivatives	Recognized in
	Recognized in Income	Recognized in Income	Income
Foreign exchange contracts (Forward currency contracts)	Net realized loss on foreign currencies and net change in unrealized appreciation/deprecation of investments and foreign currencies	$(399,619	$19,380

Interest rate contracts (Futures contracts)	Net realized gain on futures contracts and net change in unrealized appreciation/deprecation of investments and foreign currencies	181,824	(175,415)

Credit contracts (Swaps contracts)	Net realized loss on swap contracts and net change in unrealized appreciation/deprecation of investments and foreign currencies	(248,680)	222,181

Total		$(466,475)	$66,146

The volume of derivative transactions varies throughout the year. Information about derivative transactions reflected as of the date of this report is generally indicative of the type and volume of derivative activity for the period ended April 30, 2011.

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable collateral requirement, upon the request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Fund’s previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the previous collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At April 30, 2011, the value of securities on loan was $7,539,818, for which the Fund received collateral, comprised of non-cash collateral valued at $3,927,535, and cash collateral of $3,836,995. At April 30, 2011, the value of invested collateral was $3,824,032. Investments purchased with cash collateral are presented on the schedule of investments under the caption "Securities Lending Collateral".

5. Credit and Market Risk
The Fund may invest up to 20% of its net assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s and Baa 3 by Moody’s Investor Services, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

6. Subsequent Events
Management has determined no material events or transactions occurred subsequent to April 30, 2011 that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware Inflation Protected Bond Fund

April 30, 2011

		Principal	Value
		Amount°	(U.S. $)
Agency Collateralized Mortgage Obligation – 0.46%
•Freddie Mac REMIC Series 3067 FA 0.57% 11/15/35	USD	1,652,321	$1,653,853
Total Agency Collateralized Mortgage Obligation (cost $1,641,994)			1,653,853

Agency Mortgage-Backed Securities – 7.37%
Fannie Mae S.F. 15 yr
4.00% 7/1/25		2,489,688	2,585,009
4.00% 8/1/25		3,411,428	3,542,040
4.00% 11/1/25		3,557,124	3,696,649
Fannie Mae S.F. 20 yr 5.50% 4/1/27		1,355,724	1,464,781
Fannie Mae S.F. 30 yr TBA 6.00% 5/1/41		14,140,000	15,461,214
Total Agency Mortgage-Backed Securities (cost $26,620,325)			26,749,693

Corporate Bonds – 1.04%
Banking – 0.10%
•Morgan Stanley 3.83% 3/5/18		357,000	353,109
			353,109
Brokerage – 0.86%
=^@JPMorgan Structured Products 0.644% 5/18/15	BRL	2,419,000	3,141,907
			3,141,907
Insurance – 0.08%
•Prudential Financial 4.01% 6/10/15	USD	286,000	293,130
			293,130
Total Corporate Bonds (cost $3,138,761)			3,788,146

Sovereign Bonds – 8.75%Δ
Australia – 2.77%
Australian Government Inflation Linked Bond 4.00% 8/20/15	AUD	5,390,000	10,074,423
			10,074,423
Brazil – 1.29%
Brazil Notas do Tesouro Nacional Series B 6.00% 5/15/15	BRL	360,000	4,675,844
			4,675,844
Republic of Korea – 2.59%
Korea Treasury Inflation Linked Bond
2.75% 3/10/17	KRW	7,703,234,980	7,677,497
@2.75% 6/10/20	KRW	1,664,176,000	1,715,433
			9,392,930
South Africa – 2.10%
South Africa Government Bond 2.75% 1/31/22	ZAR	49,735,732	7,626,082
			7,626,082
Total Sovereign Bonds (cost $27,694,676)			31,769,279

U.S. Treasury Obligations – 82.56%
U.S. Treasury Inflation Indexed Bond 2.125% 2/15/41	USD	28,250,764	30,857,349
U.S. Treasury Inflation Indexed Notes
0.50% 4/15/15		56,733,322	59,999,913
0.625% 4/15/13		4,816,384	5,068,117
1.125% 1/15/21		91,724,874	95,236,195
1.25% 4/15/14		43,293,854	46,814,856
2.00% 4/15/12		16,250,089	16,986,429
∞2.00% 7/15/14		20,771,646	23,095,474
2.00% 1/15/16		19,216,427	21,628,992
Total U.S. Treasury Obligations (cost $287,010,665)			299,687,325

≠Short-Term Investment – 2.95%
Discount Note – 2.95%
Federal Home Loan Bank 0.001% 5/2/11		10,719,404	10,719,403
Total Short-Term Investment (cost $10,719,403)			10,719,403

Total Value of Securities – 103.13%
(cost $356,825,824)			374,367,699

Other Liabilities Net of Receivables and Other Assets – (3.13%)			(11,377,513)
Net Assets Applicable to 34,007,049 Shares Outstanding – 100.00%			$362,990,186

°Principal amount is stated in the currency in which each security is denominated.

AUD – Australian Dollar
BRL – Brazilian Real
CHF – Swiss Franc
EUR – European Monetary Unit
KRW – South Korean Won
USD – United States Dollar
ZAR – South African Rand

@Illiquid security. At April 30, 2011, the aggregate amount of illiquid securities was $4,857,340, which represented 1.34% of the Fund’s net assets. See Note 5 in “Notes.”
=Security is being fair valued in accordance with the Fund’s fair valuation policy. At April 30, 2011, the aggregate amount of fair valued securities was $3,141,907 which represented 0.87% of the Fund’s net assets. See Note 1 in “Notes.”
•Variable rate security. The rate shown is the rate as of April 30, 2011. Interest rates reset periodically.
^Zero coupon security. The rate shown is the yield at the time of purchase.
ΔSecurities have been classified by country of origin.
≠The rate shown is the effective yield at the time of purchase.
∞Fully or partially pledged as collateral for futures contracts.

Summary of Abbreviations:
BAML – Bank of America Merrill Lynch
BCLY – Barclays Bank
CDS – Credit Default Swap
CITI – Citigroup Global Markets
GSC – Goldman Sachs Capital
HSBC – Hong Kong Shanghai Bank
JPMC – JPMorgan Chase Bank
MSC – Morgan Stanley Capital
REMIC – Real Estate Mortgage Investment Conduit
S.F. – Single Family
TBA – To be announced
yr – Year

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at April 30, 20111:

Foreign Currency Exchange Contracts

						Unrealized
						Appreciation
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
BAML	CHF	3,177,469	USD	(3,540,000)	5/6/11	$133,319
BAML	EUR	(8,956,701)	USD	12,734,331	5/6/11	(531,947)
CITI	EUR	(7,729,000)	USD	10,995,221	5/6/11	(452,639)
GSC	CHF	3,400,022	USD	(3,696,158)	5/6/11	234,444
GSC	EUR	(2,230,000)	USD	3,172,130	5/6/11	(130,849)
HSBC	EUR	(5,342,270)	USD	7,599,860	5/6/11	(312,879)
MSC	CHF	2,862,507	USD	(3,113,773)	5/6/11	195,434
MSC	EUR	(5,737,052)	USD	8,162,047	5/6/11	(335,427)
						$(1,200,544)

Futures Contracts
					Unrealized
Contracts		Notional	Notional		Appreciation
to Buy		Cost	Value	Expiration Date	(Depreciation)
214	U.S. Long Treasury Bonds	$25,575,537	$26,188,250	5/20/11	$612,713
220	U.S. Treasury 10 yr Notes	26,205,341	26,650,938	6/21/11	445,597
		$51,780,878			$1,058,310

Swap Contracts
CDS Contracts

					Unrealized
	Swap &	Notional	Annual Protection	Termination	Appreciation
Counterparty	Referenced Obligation	Value	Payments	Date	(Depreciation)
	Protection Purchased:
	ITRAXX Europe Subordinate
BCLY	Financials 15.1 5 yr CDS	$6,855,000	1.00%	6/20/16	$(112,982)
	ITRAXX Europe Subordinate
JPMC	Financials 15.1 5 yr CDS	1,000,000	1.00%	6/20/16	(16,482)
		$7,855,000			$(129,464)

The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Government Fund - Delaware Inflation Protected Bond Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (July 31, 2007 – July 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At April 30, 2011, the Fund held no investments in repurchase agreements.

To Be Announced Trades – The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., "when issued," "delayed delivery," "forward commitment," or "TBA transactions") consistent with the Fund’s ability to manage their investment portfolios and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however the market value may change prior to delivery.

Mortgage Dollar Rolls – The Fund may enter into mortgage “dollar rolls” in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities to arrive at an implied borrowing (reverse repurchase) rate. Alternatively, the sale and purchase transactions which constitute the dollar roll can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. The Fund accounts for mortgage-dollar-roll transactions as purchases and sales, these transactions may increase the Fund’s portfolio turnover rate.

Inflation-Indexed Bonds – The Fund invests in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase of decrease in the principal amount of an inflation-indexed bond will be included as interest income on the statement of operations, even though investors do not receive their principal until maturity.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in the foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund expects to declare and pays dividends from net investment income monthly. The Fund will distribute net realized capital gains, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary, for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At April 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At April 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$357,302,985
Aggregate unrealized appreciation	$17,566,067
Aggregate unrealized depreciation	(501,353)
Net unrealized appreciation	$17,064,714

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of April 30, 2011:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed &
Mortgage-Backed Securities	$-	$28,403,546	$-	$28,403,546
Corporate Debt	-	646,239	3,141,907	3,788,146
Foreign Debt	-	17,700,505	14,068,774	31,769,279
U.S. Treasury Obligations	-	299,687,325	-	299,687,325
Short-Term Investment	-	10,719,403	-	10,719,403
Total	$-	$357,157,018	$17,210,681	$374,367,699

Foreign Currency Exchange Contracts	$-	$(1,200,544)	$-	$(1,200,544)
Futures Contracts	$1,058,310	$-	$-	$1,058,310
Swap Contracts	$-	$(129,464)	$-	$(129,464)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate	Foreign
	Debt	Debt	Total
Balance as of 7/31/10	$2,651,074	$11,377,153	$14,028,227
Purchases	-	4,562,574	4,562,574
Sales	-	(1,859,511)	(1,859,511)
Net realized gain	-	576,509	576,509
Transfers into Level 3	-	1,430,677	1,430,677
Transfers out of Level 3	-	(3,352,812)	(3,352,812)
Net change in unrealized
appreciation/depreciation	490,833	1,334,184	1,825,017
Balance as of 4/30/11	$3,141,907	$14,068,774	$17,210,681

Net change in unrealized
appreciation/depreciation
from investments
still held as of 4/30/11	$490,833	$1,459,321	$1,950,154

During the period ended April 30, 2011, the Fund had transfers out of Level 3 investments into Level 2 investments in the amount of $3,352,812, which was due to the Fund’s pricing vendor being able to supply matrix prices for investments that had been utilizing broker quoted prices. During the period ended April 30, 2011, the Fund had transfers out of Level 2 investments into Level 3 investments in the amount of $1,430,677, which was due to the Fund’s pricing vendor no longer providing a price. During the period ended April 30, 2011, there were no transfers between Level 1 investments and Level 2 investments that had a material impact to the Fund.

3. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts – A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Swap Contracts – The Fund may enter into interest rate swap contracts, index swap contracts, inflation swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may use inflation swaps to hedge the inflation risk in nominal bonds, thereby creating synthetic inflation-indexed bonds. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Inflation Swaps. Inflation swap agreements involve commitments to pay a regular stream of inflation-indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on notional amounts. The nominal interest payments may be based on either a fixed interest rate or variable interest rate such as London Interbank Offered Rate (LIBOR). The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended April 30, 2011, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment, such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At April 30, 2011, the net unrealized depreciation of credit default swaps was $129,464. The Fund had posted $950,000 as cash collateral, net of collateral received for certain open derivatives. If a credit event had occurred for all swap transactions where collateral posting was required as of April 30, 2011, the swaps' credit-risk-related contingent features would have been triggered and the Fund would have received $7,855,000 less the value of the contracts' related reference obligations. The Fund received $755,000 in securities collateral for certain open derivatives.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

Fair values of derivative instruments as of April 30, 2011 were as follows:

	Asset Derivatives		Liability Derivatives
	Schedule of Investments		Schedule of Investments
	Location	Fair Value	Location	Fair Value
Foreign exchange contracts
(Forward currency contracts)	Liabilities net of receivables and other assets	$ 103,595	Liabilities net of receivables and other assets	$(1,304,139)

Interest rate contracts
(Futures contracts)	Liabilities net of receivables and other assets	1,058,310	Liabilities net of receivables and other assets	-

Credit contracts (Swap contracts)	Liabilities net of receivables and other assets	-	Liabilities net of receivables and other assets	(129,464)

Total		$1,161,905		$(1,433,603)

The effect of derivative instruments on the statement of operations for the period ended April 30, 2011 was as follows:

			Change in Unrealized
		Realized Gain or	Appreciation or
	Location of Gain or	Loss on Derivatives	Depreciation on
	Loss on Derivatives	Recognized in	Derivatives Recognized in
	Recognized in Income	Income	Income
Foreign exchange contracts (Forward currency contracts)	Net realized loss on foreign currency exchange contracts and net change in unrealized depreciation of investments and foreign currencies	$(3,489,409)	$(1,143,796)

Interest rate contracts (Futures contracts)	Net realized gain on futures contracts and net change in unrealized depreciation of investments and foreign currencies	1,585,762	(1,256,033)

Credit and inflation contracts (Swap contracts)	Net realized gain on swap contracts and net change in unrealized depreciation of investments and foreign currencies	90,137	(20,018)

Total		$(1,813,510)	$(2,419,847)

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon's securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower. The Fund had no securities out on loan as of April 30, 2011.

5. Credit and Market Risk
The Fund primarily invests in inflation protected debt securities whose principal and/or interest payments are adjusted for inflation, unlike traditional debt securities that make fixed principal and interest payments. Under normal circumstances, the Fund will invest at least 80% of its net assets in inflation protected debt securities issued by the U.S. government, its agencies or instrumentalities, foreign governments and corporations, and in synthetic investments such as options, forwards, futures contracts, or swap agreements that, when combined with non-inflation indexed bonds, have economic characteristics similar to inflation-indexed bonds.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

The Fund may invest up to 10% of its net assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s and Baa3 by Moody’s Investor Services, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

6. Subsequent Events
Management has determined no material events or transactions occurred subsequent to April 30, 2011 that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: